                                                                    Exhibit 99.1

                         [Letterhead of KPMG Audit Plc]

Mr W Palladino
Chair of the Audit Committee
Allied Healthcare International Inc.
555 Madison Avenue
New York, New York
10022
USA

5 July 2006

Dear Mr. Palladino

This is to confirm that the client-auditor relationship between Allied
Healthcare International Inc. (Commission File Number 1-11570) and KPMG Audit
Plc has ceased.

Very truly yours,

/s/ KPMG Audit Plc

KPMG Audit Plc

cc:  Chief Financial Officer
     Chief Accountant, Securities and Exchange Commission